Apollo Global Management, Inc. Second Quarter 2022 Earnings Exhibit 99.1

2Q'22 Per Share YTD'22 Per Share GAAP Financial Measures ($ in millions, except per share amounts) Net Loss Attributable to Apollo Global Management, Inc. Common Stockholders $(2,051) $(3.53) $(2,921) $(5.03) Non-GAAP Financial Measures ($ in millions, except per share amounts) Fee Related Earnings (“FRE”) $341 $0.57 $651 $1.09 Spread Related Earnings (“SRE”) $442 $0.74 $1,112 $1.86 Fee and Spread Related Earnings $783 $1.30 $1,763 $2.93 Principal Investing Income (“PII”) $20 $0.03 $207 $0.34 Adjusted Net Income ("ANI") $566 $0.94 $1,481 $2.46 Assets Under Management ($ in billions) Total Assets Under Management (“AUM”) $515 Fee-Generating AUM (“FGAUM”) $381 2Q'22 LTM 2Q'22 Business Drivers ($ in billions) Inflows $36 $110 Gross Capital Deployment $40 $175 Debt Origination $21 $100 Second Quarter 2022 Financial Highlights • GAAP Net Loss Attributable to Apollo Global Management, Inc. Common Stockholders was $2.1 billion for the quarter ended June 30, 2022, or $(3.53) per share, driven primarily by unrealized losses on reinsurance assets within Retirement Services, resulting from rising interest rates, which are recorded in net income under reinsurance accounting • Apollo's primary non-GAAP earnings metric, Adjusted Net Income, which represents the sum of FRE, SRE, and PII, less HoldCo interest and other financing costs1 and taxes, totaled $566 million, or $0.94 per share, in the second quarter Note: Amounts for spread related earnings on this page and subsequent pages are not presented for periods prior to the closing of the merger with Athene on January 1, 2022. This presentation contains non-GAAP financial information and defined terms which are described on pages 36 to 40. The non-GAAP financial information contained herein is reconciled to GAAP financial information on pages 31 to 35. Per share calculations are based on end of period Adjusted Net Income Shares Outstanding. YTD'22 per share amounts represent the sum of the last two quarters. See page 33 for the share reconciliation. AUM totals may not add due to rounding. “NM” as used throughout this presentation indicates data has not been presented as it was deemed not meaningful, unless the context otherwise provides. 1. Represents interest and other financing costs related to Apollo Global Management, Inc. not attributable to any specific segment. 1

Second Quarter 2022 Business Highlights Apollo delivers resilient financial results amid a weakening macro backdrop and volatile public equity markets • Record quarterly FRE of $341 million supported by year-over-year growth in management fees and transaction fees • SRE of $442 million and record normalized SRE of $535 million both benefited from higher floating rate income • Fee and Spread Related Earnings of $783 million represents the combined strength and durability of the Asset Management and Retirement Services businesses • Total AUM of $515 billion increased from very strong inflows of $36 billion, including a quarterly record of $12 billion from Athene, and the previously announced acquisition of Griffin Capital's ("Griffin") U.S. asset management business, partially offset by foreign exchange depreciation and market related changes at Athora, as well as realizations primarily from Equity funds • Gross capital deployment of $40 billion remained robust, especially in Yield and Hybrid strategies, as Apollo took advantage of the market dislocation and put capital to work Exceptional strategic progress throughout the business • Origination: Debt origination volume totaled $21 billion in the second quarter and $100 billion over the last twelve months, and included higher origination volumes from proprietary platforms quarter-over-quarter • Global Wealth: Continued to expand global wealth product suite with the acquisition of Griffin's U.S. asset management business, adding two interval funds and substantially completing the integration. In addition, launched a new strategy Apollo Aligned Alternatives ("AAA") (see page 11) • Capital Solutions: Record quarterly transaction fees of $103 million demonstrates Apollo's value as a flexible and creative capital solutions provider in a period of tighter liquidity and weakening market conditions ✓ ✓ 2

GAAP Income Statement (Unaudited) ($ in millions, except per share amounts) 2Q'21 1Q'22 2Q'22 YTD'21 YTD'22 Revenues     Asset Management     Management fees $470 $336 $375 $927 $711 Advisory and transaction fees, net 86 66 110 142 176 Investment income (loss) 812 701 (195) 2,590 506 Incentive fees 15 6 2 19 8   Retirement Services     Premiums — 2,110 5,614 — 7,724 Product charges — 166 175 — 341 Net investment income — 1,731 1,903 — 3,634 Investment related gains (losses) — (4,217) (5,759) — (9,976) Revenues of consolidated variable interest entities — (21) 55 — 34 Other revenues — (3) (8) — (11)   Total Revenues 1,383 875 2,272 3,678 3,147 Expenses     Asset Management     Compensation and benefits (596) (734) (309) (1,483) (1,043) Interest expense (35) (32) (31) (70) (63) General, administrative and other (116) (148) (157) (216) (305)   Retirement Services     Interest sensitive contract benefits — 41 621 — 662 Future policy and other policy benefits — (2,085) (5,609) — (7,694) Amortization of deferred acquisition costs, deferred sales inducements and value of business acquired — (125) (125) — (250) Policy and other operating expenses — (308) (331) — (639)   Total Expenses (747) (3,391) (5,941) (1,769) (9,332) Other Income (Loss) – Asset Management     Net gains from investment activities 913 34 146 1,266 180 Net gains from investment activities of consolidated variable interest entities 145 367 13 258 380 Other income (loss), net 5 (23) 21 (12) (2) Total Other Income (Loss) 1,063 378 180 1,512 558 Income (loss) before income tax (provision) benefit 1,699 (2,138) (3,489) 3,421 (5,627) Income tax (provision) benefit (194) 608 487 (397) 1,095 Net income (loss) 1,505 (1,530) (3,002) 3,024 (4,532) Net (income) loss attributable to non-controlling interests (847) 660 951 (1,687) 1,611 Net income (loss) attributable to Apollo Global Management, Inc. 658 (870) (2,051) 1,337 (2,921) Preferred stock dividends (9) — — (18) — Net income (loss) attributable to Apollo Global Management, Inc. Common Stockholders $649 $(870) $(2,051) $1,319 $(2,921)       Earnings (Loss) per share     Net income (loss) attributable to Common Stockholders - Basic $2.70 $(1.50) $(3.53) $5.51 $(5.03) Net income (loss) attributable to Common Stockholders - Diluted $2.70 $(1.50) $(3.53) $5.51 $(5.03) Weighted average shares outstanding – Basic 231 586 585 231 586 Weighted average shares outstanding – Diluted 231 586 585 231 586 3

($ in millions, except per share amounts) 2Q'21 1Q'22 2Q'22 YTD'21 YTD'22 Management fees $468.8 $505.4 $521.9 $922.7 $1,027.3 Advisory and transaction fees, net 83.2 64.1 103.1 138.6 167.2 Fee-related performance fees 8.1 14.2 11.7 16.9 25.9 Fee-related compensation (161.6) (175.4) (187.2) (316.0) (362.6) Non-compensation expenses1 (79.6) (98.3) (108.4) (141.6) (206.7) Fee Related Earnings $318.9 $310.0 $341.1 $620.6 $651.1 Net investment spread — 840.5 615.1 — 1,455.6 Other operating expenses — (108.7) (109.1) — (217.8) Interest and other financing costs — (61.6) (64.3) — (125.9) Spread Related Earnings $— $670.2 $441.7 $— $1,111.9 Fee and Spread Related Earnings $318.9 $980.2 $782.8 $620.6 $1,763.0 Principal Investing Income $272.3 $187.0 $19.7 $333.4 $206.7 Adjusted Segment Income $591.2 $1,167.2 $802.5 $954.0 $1,969.7 HoldCo interest and other financing costs2 (43.2) (39.0) (34.8) (86.2) (73.8) Taxes and related payables3 (46.2) (213.1) (201.7) (71.9) (414.8) Adjusted Net Income $501.8 $915.1 $566.0 $795.9 $1,481.1 ANI per share $1.14 $1.52 $0.94 $1.80 $2.46 Total Segment Earnings Note: Amounts for spread related earnings on this page and subsequent pages are not presented for periods prior to the closing of the merger with Athene on January 1, 2022. 1. Non-compensation expenses include placement fees of $0.5 million and $1.1 million, respectively, for 2Q'22 and YTD'22. 2. Represents interest and other financing costs related to Apollo Global Management, Inc. not attributable to any specific segment. 3. Taxes and Related Payables for YTD'22 reflects the common stockholders’ reduced ownership of the underlying Apollo Operating Group prior to the merger with Athene. 4

($ in millions, except per share amounts) 2Q'21 1Q'22 2Q'22 YTD'21 YTD'22 Management fees $468.8 $505.4 $521.9 $922.7 $1,027.3 Advisory and transaction fees, net 83.2 64.1 103.1 138.6 167.2 Fee-related performance fees 8.1 14.2 11.7 16.9 25.9 Fee-related compensation (161.6) (175.4) (187.2) (316.0) (362.6) Non-compensation expenses (79.6) (98.3) (108.4) (141.6) (206.7) Fee Related Earnings $318.9 $310.0 $341.1 $620.6 $651.1 Net investment spread — 840.5 615.1 — 1,455.6 Other operating expenses — (108.7) (109.1) — (217.8) Interest and other financing costs — (61.6) (64.3) — (125.9) Normalization of alternative investment income to 11%, net of offsets1 — (143.4) 128.0 — (15.4) Other notable items2 — (39.0) (35.0) — (58.0) Spread Related Earnings - Normalized3 $— $487.8 $534.7 $— $1,038.5 Fee and Spread Related Earnings - Normalized $318.9 $797.8 $875.8 $620.6 $1,689.6 Principal Investing Income $272.3 $187.0 $19.7 $333.4 $206.7 Adjusted Segment Income - Normalized $591.2 $984.8 $895.5 $954.0 $1,896.3 HoldCo interest and other financing costs (43.2) (39.0) (34.8) (86.2) (73.8) Taxes and related payables (46.2) (174.8) (221.2) (71.9) (399.4) Adjusted Net Income - Normalized $501.8 $771.0 $639.5 $795.9 $1,423.1 ANI per share - Normalized $1.28 $1.06 $2.37 Total Segment Earnings - Normalizing Spread Related Earnings 1. See Slide 17 for more information on normalization of alternative investment income. 2. Other notable items include unusual variability such as actuarial experience (mortality, lapses, or income rider utilization) or assumption updates. 3. Spread Related Earnings - Normalized reflects net investment spread adjusted to exclude notable items and normalized alternative income to an 11% long-term return, net of offsets. 5

Segment Details

($ in millions, except per share amounts) 2Q'21 1Q'22 2Q'22 % Change vs. 2Q'21 YTD'21 YTD'22 % Change vs. YTD'21 Management Fees Yield $291.7 $333.4 $342.2 17.3% $572.8 $675.6 17.9% Hybrid 41.6 48.3 52.7 26.7% 80.8 101.0 25.0% Equity 135.5 123.7 127.0 (6.3)% 269.1 250.7 (6.8)% Total management fees 468.8 505.4 521.9 11.3% 922.7 1,027.3 11.3% Advisory and transaction fees, net 83.2 64.1 103.1 23.9% 138.6 167.2 20.6% Fee related performance fees 8.1 14.2 11.7 44.4% 16.9 25.9 53.3% Fee Related Revenues $560.1 $583.7 $636.7 13.7% $1,078.2 $1,220.4 13.2% Fee related compensation (161.6) (175.4) (187.2) 15.8% (316.0) (362.6) 14.7% Non-compensation expenses1 (79.6) (98.3) (108.4) 36.2% (141.6) (206.7) 46.0% Fee Related Earnings $318.9 $310.0 $341.1 7.0% $620.6 $651.1 4.9% FRE Per Share $0.72 $0.52 $0.57 (20.8)% $1.40 $1.09 (22.1)% FRE Margin 56.9% 53.1% 53.6% 57.6% 53.4% FRE Compensation Ratio 28.9% 30.0% 29.4% 29.3% 29.7% • Management fees increased 11% year-over-year, primarily driven by Yield fund inflows and deployment, strong Athene organic growth, and the management fee contribution from the Griffin acquisition • Advisory and transaction fees reached a quarterly record as Apollo was particularly active in providing financing solutions amid a challenging public market backdrop • Fee related expenses increased year-over-year, reflecting previously communicated re-basing of cost structure to support the firm’s next phase of growth, as well as incremental costs associated with the Griffin acquisition Asset Management Segment 1. Non-compensation expenses include placement fees of $0.5 million and $1.1 million, respectively, for 2Q'22 and YTD'22. 7

Total AUM ($bn) Fee-Generating AUM ($bn) • Total AUM increased $43 billion, or 9%, year-over-year driven by $65 billion of inflows from Asset Management and $45 billion of inflows from Retirement Services, partially offset by realizations from Equity funds • Fee-Generating AUM increased $27 billion, or 8%, year-over-year primarily driven by strong organic growth at Athene and the Griffin acquisition • Approximately 58% of Apollo’s total AUM is comprised of approximately $300 billion of perpetual capital, which is highly scalable and does not rely on cyclical fundraising Asset Management: Assets Under Management $414 $472 $515 $304 $339 $376 $35 $47 $56 $74 $86 $83 Yield Hybrid Equity 2Q'20 2Q'21 2Q'22 $330 $354 $381 $265 $292 $314 $18 $19 $25 $47 $43 $42 Yield Hybrid Equity 2Q'20 2Q'21 2Q'22 Perpetual Capital AUM ($bn) $246 $277 $299 $165 $194 $225 $60 $61 $44$21 $22 $29 Athene Athora Other 2Q'20 2Q'21 2Q'22 8

$56 $75 $110 $65 $57 $131 $44 $25 $32 $31 $38 $65 $12 $13 $18 $28 $37 $45 $27 $7 $72 Asset Management Retirement Services 2017 2018 2019 2020 2021 LTM 2Q'22 • Robust total gross inflows of $36 billion during the second quarter and $110 billion over the last twelve months • Inflows from Asset Management clients of $24 billion in the second quarter were primarily driven by fundraising in Hybrid, including Accord+, Accord V, and Credit Strategies, as well as Yield funds • Gross inflows from Retirement Services totaled $12 billion during the second quarter and $45 billion over the last twelve months • Subsequent to quarter-end, Apollo received commitments totaling $13 billion1 for flagship private equity Fund X, representing more than half of the Fund’s target size of $25 billion ($ in billions) Asset Management: Inflows $20 $24 $31 $36 $8 $14 $19 $24 $12 $9 $12 $12 Asset Management Retirement Services 3Q'21 4Q'21 1Q'22 2Q'22 inorganic inorganic 9 1. Comprised of commitments from initial fund closings as well as commitments reserved in the Fund for distribution partners

$69 $83 $102 $166 $299 $60 $59 $77 $130 $225 $14 $44 $9 $18 $18 $22 $29 43% 49% 41% 50% 58% Athene Athora Other % of Total AUM 2013 2015 2017 2019 2Q'22 $265 $284 $291 $323 $315 47% 51% 49% 55% 50% Fee Related Revenues from Perpetual Capital % of Total Fee Related Revenues 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 Perpetual Capital AUM ($bn)1 Fee Related Revenues from Perpetual Capital ($mn) • Apollo has compounded growth of perpetual capital AUM by 20% annually over the last eight years, reflecting strong growth across several perpetual capital vehicles, the largest of which is Athene • Fee related revenues from perpetual capital vehicles represent approximately 50% of total fee related revenues. The quarter-over-quarter decline was driven by the absence of catch-up management fees from the first quarter and lower fee-generating AUM for Athora due to foreign exchange depreciation and market related changes • On July 14, 2022, Athora announced a block acquisition from AXA Germany currently representing €19 billion of AUM, which is expected to close by the end of 20233 Asset Management: Perpetual Capital 1. Perpetual Capital AUM as of 2Q'22 was comprised of Athene ($225 billion), Athora ($44 billion), MidCap ($11 billion), ARI ($9 billion), AINV/Other2 ($8 billion), and AFT/AIF ($1 billion). 2. Includes $4 billion of AUM related to a non-traded business development company and $2 billion of AUM related to a publicly traded business development company. 3. Transaction remains subject to receipt of requisite regulatory and other approvals. 10

New Product: Apollo Aligned Alternatives (“AAA”) STRONG ALIGNMENT Co-invest side-by- side with Apollo’s balance sheet Existing portfolio of alternative assets RISK-ADJUSTED RETURNS Target return profile aligned with Athene’s historical, publicly available alternatives investment returns Designed to exhibit meaningful downside protection and lower volatility UNIQUE PRODUCT FEATURES Addresses historical complexities associated with investing in traditional alternatives: DIVERSIFICATION Exposure to the breadth of Apollo's platform Acts as a core component of private alternatives portfolio • Lack of alignment • Concentration • Illiquidity • Capital calls • Layered fees • J-curve A CORE EQUITY REPLACEMENT SOLUTION FOR INVESTMENT PORTFOLIOS From Apollo1 Institutional Commitment2 $10bn+ $5bn+ Future Investors TBD 1. As of June 30, 2022, approximately $8 billion of assets were contributed by Apollo from Athene's existing alternative investment portfolio. An additional approximately $2 billion of assets are expected to be contributed subject to regulatory and other approvals. 2. Institutional capital raised as of June 30, 2022 includes a $1.5 billion commitment by SuMi TRUST in the second quarter and other outstanding third-party commitments that are subject to regulatory approval. 11

• Spread related earnings proved resilient in the second quarter amid declining equity markets, with floating rate fixed income investments benefiting from rising interest rates and the alternatives portfolio returning 6.4% on an annualized basis • Adjusting for alternative returns in-line with Athene’s historical average and other notable items, normalized SRE grew 10% quarter-over-quarter to a net spread of 115 basis points, due to profitable growth of the business and higher floating rate income ($ in millions, except per share amounts) 2Q'21 1Q'22 2Q'22 % Change vs. 2Q'21 YTD'21 YTD'22 % Change vs. YTD'21 Fixed income and other investment income, net $— $1,206.8 $1,302.1 NM $— $2,508.9 NM Alternative investment income, net — 447.7 186.3 NM — 634.0 NM Strategic capital management fees — 12.4 12.6 NM — 25.0 NM Cost of funds — (826.4) (885.9) NM — (1,712.3) NM Net Investment Spread — 840.5 615.1 NM — 1,455.6 NM Other operating expenses — (108.7) (109.1) NM — (217.8) NM Interest and other financing costs — (61.6) (64.3) NM — (125.9) NM Spread Relating Earnings $— $670.2 $441.7 NM $— $1,111.9 NM SRE per share $— $1.12 $0.74 NM $— $1.86 NM Normalization of alternative investment income to 11%, net of offsets — (143.4) 128.0 NM — (15.4) NM Other notable items — (39.0) (35.0) NM — (58.0) NM Spread Related Earnings - Normalized1 $— $487.8 $534.7 NM $— $1,038.5 NM SRE per share - Normalized $— $0.81 $0.89 NM $— $1.73 NM Fixed income investment yield —% 2.83% 2.97% NM —% 2.90% NM Alternatives return —% 16.61% 6.38% NM —% 11.39% NM Cost of funds —% (1.82)% (1.90)% NM —% (1.86)% NM Net investment spread —% 1.86% 1.32% NM —% 1.59% NM Retirement Services net spread —% 1.48% 0.95% NM —% 1.21% NM Retirement Services net spread - Normalized —% 1.08% 1.15% NM —% 1.13% NM Retirement Services Segment 12 Note: Amounts for spread related earnings on this page and subsequent pages are not presented for periods prior to the closing of the merger with Athene on January 1, 2022. As part of the closing process for the Athene merger, Athene’s assets and liabilities were marked to fair market value as part of purchase GAAP accounting (“PGAAP”). The impact of PGAAP to certain line-items is described in more detail on slide 14. 1. Spread Related Earnings – Normalized reflects net investment spread adjusted to exclude notable items and normalized alternative income to an 11% long-term return, net of offsets.

Retirement Services: Inflows $3 $9 $4 $12 $13 $18 $28 $37 $24 3 3 5 6 7 7 8 9 71 4 1 2 4 6 2 22 3 6 6 14 8 3 1 8 12 7 Retail Annuities Flow Reinsurance Pension Group Annuities Funding Agreements 2014 2015 2016 2017 2018 2019 2020 2021 YTD'22 ~13x • Apollo's largest client, Athene, generated record annual gross organic inflows of $37 billion in 2021, driven by contributions across its diversified organic channels, which have carved out leading positions within the retirement services marketplace • Momentum accelerating in 2022 with $24 billion of gross inflows year-to-date, including a quarterly record of $12 billion in the second quarter Quarterly Highlights (2Q'22): Retail: Record quarterly inflows as demand for retail annuities increased in a higher interest rate backdrop Flow Reinsurance: Strong reinsurance inflows from existing partnerships Pension Group Annuities: Completed a $4.3 billion transaction with Lockheed Martin, the largest deal in the industry so far this year Funding Agreements1: Issuance slowed as other organic channels presented a more attractive return on capital in a market with higher spreads ($ in billions) 13 1. Funding agreements are comprised of funding agreements issued under funding agreement backed notes (“FABN”) and funding agreement backed repurchase agreements (“FABR”) programs, funding agreements issued to the Federal Home Loan Bank (“FHLB”) and long term repurchase agreements.

Retirement Services SRE is Predictable and Sustainable Through the Cycle Spread Related Earnings - Normalized1 ($mn) Net Investment Spread - Normalized2 $879 $893 $961 $1,061 $1,380 $1,463 $1,367 $1,848 $1,919 FRE Normalized SRE 2014 2015 2016 2017 2018 2019 2020 2021 LTM 2Q'22 Retirement Services Investment Yield - Normalized Cost of Funds - Normalized Net Investment Spread - Normalized 2014 2015 2016 2017 2018 2019 2020 2021 1Q'22 2Q'22 0% 1% 2% 3% 4% 5% 1. For periods prior to 2022, SRE represents Athene’s historically reported adjusted operating income available to common shareholders excluding the change in fair value of AOG units, equity based compensation related to Athene’s long-term incentive plan, and operating income tax. Normalized SRE excludes notable items and normalizes alternative income to an 11% long-term return, net of offsets. 2. Normalized net investment spread excludes notable items and normalizes alternative income to an 11% long-term return, net of offsets. 1Q'22 PGAAP impact on net investment spread = +2bps ~90% correlation between as-reported SRE and FRE >95% correlation between normalized SRE and FRE 14 1Q'22 PGAAP re-base = 50bps 1Q'22 PGAAP re-base = 52bps

1.08% 0.16% (0.10)% 0.01% 1.15% 1Q'22 2Q'22 1.48% 0.13% 0.01% (0.60)% (0.08)% 0.01% 0.95% 1Q'22 2Q'22 Investment Portfolio Highlights Retirement Services Net Spread Bridge (QoQ) Retirement Services: Portfolio & Spread Highlights 1. As of June 30, 2022, 96% of $101 billion of available for sale securities designated NAIC 1 or 2. 2. Floating rate liabilities at notional were $14.3 billion, or 8% of our net invested assets, as of June 30, 2022. 3. Represents U.S. statutory impairments per SNL Financial as of December 31, 2021. Industry average includes AEL, AIG, AMP, BHF, EQH, FG, LNC, MET, PFG, PRU, VOYA and Transamerica. For Athene, U.S. statutory data adjusted to include impairments and assets in Bermuda. Normalized Net Spread Bridge (QoQ) • ~96% of Athene’s fixed income portfolio1 is invested in investment grade assets • ~21% or $39 billion of Athene’s portfolio is invested in floating rate assets, ~13% or $25 billion net of floating rate liabilities2 • Apollo Asset Management aims to generate 30 to 40 basis points of asset outperformance across Athene's portfolio • Target asset classes which generate illiquidity or structuring premium, not incremental credit risk • Focus on directly originated, senior secured loans where control of origination results in better risk-adjusted return • Historical credit losses across total portfolio of only 7 basis points over the past five years compared to 12 basis points for the industry3 15 Floating rate income Alts yield Cost of funds Other fixed income OpEx, interest, & other financing costs Higher income yield from floating rate income and other Higher cost of funds on new business and floating rate liabilities OpEx, interest, & other financing costs

Downside Protection ConstructionHighly Diversified and Strategic Retirement Services: Alternative Investment Portfolio Spotlight Note: Yield, Hybrid, and Equity buckets include 3rd party investments. 1. The targeted increase in Athene's alternatives portfolio and dry powder is illustrative, based on a variety of assumptions and subject to certain risks and uncertainties. There is no assurance that Athene's alternatives portfolio or dry powder will increase as targeted. 2. Includes CLO equities and royalties. • Investing strategies spanning yield, hybrid, and equity supported by 600+ investment professionals • Recurring fund series with global investor bases • Significant alignment with GP and highly diversified Apollo & Other Fund Investments Direct Investments in Origination & Other Ret. Services Businesses • Leading, competitively positioned businesses in focus markets • Direct, high-yielding, stable investments • Asset Originators: MidCap Financial, Wheels Donlen, Foundation Home Loans, among others • Strategic Investments: Athora, Venerable, Challenger, FWD, among others • Enduring conviction with strategic long-term hold periods Athene’s alternative investment portfolio is constructed to produce a risk / reward outcome that is non-binary and less volatile than “pure equity” exposure • Athene’s $11.8 billion alternatives portfolio accounts for 6.3% of net invested assets • Post-merger, over 85% of Athene's alternative investments were valued without a lag • Growth of alternative investments with overall portfolio growth provides dry powder to seed and co-invest in Apollo funds, continue building Apollo's front-end origination ecosystem, and strategically invest in the retirement services marketplace1 27% 19% 2% Equity Hybrid Yield 52% Apollo and Other Fund Investments Strategic Origination Platforms Strategic Retirement Services Platforms Other2 10% Traditional PE Alts Portfolio Composition 16 23% 21% 8%

10% 9% 9% 6% 4% 14% 9% 11% -3% -7% 19% 20% 39% 17% 16% 16% 17% 6% -5% 12% 29% -56% 52% 15% 5% 34% -80% 80% 34% 47% 23% 33% 1% 43% -20% -66% Athene Alts Return (Annualized) S&P 500 Return (Annualized) 1Q '18 2Q '18 3Q '18 4Q '18 1Q '19 2Q '19 3Q '19 4Q '19 1Q '20 2Q '20 3Q '20 4Q '20 1Q '21 2Q '21 3Q '21 4Q '21 1Q '22 2Q '22 Normalizing Alternative Portfolio Returns is Appropriate Historical Returns Have Been Less Volatile than the Equity Market Retirement Services: Historical Alternative Investment Returns 1. Preqin PE Index presented as of December 31, 2021. 2. Alternatives performance is presented net of investment management fees and quarterly results are annualized. • Over the past 9 years, Athene’s alternative investment portfolio has returned ~12% annually, on average • More recently, Athene’s alternative portfolio has returned more than 13% over the trailing 3-year period • Apollo's approach to normalizing SRE utilizing an 11% annual return is conservative based on these historical results 13.1% 11.3% 11.9% 16.6% 6.4% Historical Alt Investment Performance2 Trailing 3-Yr Avg Trailing 5-Yr Avg Long-Term Avg Prior Quarter Current Quarter 2019 - 2021 2017 - 2021 2013 - 2021 1Q'22 2Q'22 vs. 11% Normalized Return Standard Deviation Sharpe Ratio Athene Alts 9% 1.2 S&P 500 37% 0.3 Reference: Preqin PE Index1 17% 1.1 17 2

• Given the optionality Apollo possesses as a long-term manager of capital, realized performance fees of $151 million moderated year-over- year as equity market volatility delayed monetization activity from two flagship private equity funds (Fund VIII & IX) • PII compensation ratio of 57.4% year-to-date, directionally moving toward previously communicated long-term average expected level of 60-70% • PII expectations for 2022 dependent on market conditions in the second half of 2022, with long-run forecast of ~$1.00 per share per year on average still expected over the next five years1 ($ in millions, except per share amounts) 2Q'21 1Q'22 2Q'22 % Change vs. 2Q'21 YTD'21 YTD'22 % Change vs. YTD'21 Realized performance fees $468.8 $127.2 $150.9 (67.8)% $575.6 $278.1 (51.7)% Realized investment income 72.4 226.4 36.9 (49.0)% 102.4 263.3 157.1% Realized principal investing compensation (254.1) (156.0) (155.0) (39.0)% (322.3) (311.0) (3.5)% Other operating expenses (14.8) (10.6) (13.1) (11.5)% (22.3) (23.7) 6.3% Principal Investing Income $272.3 $187.0 $19.7 (92.8)% $333.4 $206.7 (38.0)% PII Per Share $0.62 $0.31 $0.03 (95.2)% $0.76 $0.34 (55.3)% PII Compensation Ratio 47.0% 44.1% 82.5% 47.5% 57.4% Principal Investing Segment 18 1. Principal Investing Income for second half of 2022 and over the next five years is illustrative, based on a variety of assumptions and subject to certain risks and uncertainties. Actual results may differ materially.

$53 $42 $62 Yield Hybrid Equity • Performance Fee-Generating AUM increased 2% to $90 billion year-over-year primarily due to deployment across Yield and Equity strategies, as well as strong performance in flagship private equity and Yield funds • Dry powder was $50 billion as of quarter-end, including $35 billion of dry powder with future management fee potential • Dry powder within Equity funds of $18 billion Performance Fee-Eligible AUM ($bn) Performance Fee-Generating AUM ($bn) Dry Powder ($bn) Performance Fee AUM and Dry Powder $37 $13 $40 Yield Hybrid Equity $18 $15 $18 Yield Hybrid Equity $50bn $90bn$156bn 19 Note: Dry Powder includes capital available for investment included within performance fee-eligible AUM as well as capital available for investment which does not earn any performance fees.

Investment Performance Highlights Net Accrued Performance Fee Receivable2 (QoQ) Appreciation / gross returns 2Q'22 YTD'22 Yield Corporate Credit1 (4.1)% (4.7)% Structured Credit (5.3)% (6.8)% Direct Origination 3.3% 6.8% Hybrid Hybrid Value (1.2)% 3.5% Credit Strategies and Accord (2.2)% (1.1)% Equity Flagship Private Equity (4.9)% 2.4% European Principal Finance 2.3% 4.5% Investment Performance Highlights and Net Accrued Performance Fees $2.67 $(0.57) $(0.04) $2.06 Net unrealized performance fees/ other3 1Q'22 Net realized performance fees Note: All per share figures calculated using Adjusted Net Income Shares Outstanding. 1. CLOs are included within corporate credit. The 2Q'22 and YTD'22 gross returns for CLOs were (5.3)% and (5.5)%, respectively. CLO returns are calculated based on gross return on assets and exclude performance related to Redding Ridge. 2. Net Accrued Performance Fee Receivable represents the sum of performance allocations and incentive fees receivable, less profit sharing payable as reported on the consolidated statements of financial condition, and includes certain eliminations related to investments in consolidated funds and VIEs and other adjustments. 3. Net unrealized performance fees/other includes (i) unrealized performance fees, net of unrealized profit sharing expense and (ii) certain transaction related charges, and excludes general partner obligations to return previously distributed performance fees. 2Q'22 20 $1,602 $(344) $(21) $1,237 ($ in millions, except per share amounts)

• On January 1, 2022, Apollo established a share repurchase program for $2.5 billion of common stock comprised of up to an aggregate of $1.5 billion of shares for opportunistic repurchases and an aggregate of $1.0 billion of shares to offset dilution from share issuances from equity incentive plans. There was $1.95 billion remaining in the authorization at the end of the second quarter • Adjusted Net Income Shares Outstanding increased modestly quarter-over-quarter due to 3.9 million of shares issued related to the Griffin acquisition, partially offset by 3.6 million of opportunistic share repurchases in the second quarter • On July 22, 2022, Apollo Asset Management and Athene5 received strong A2/A1 investment grade ratings, respectively, from Moody's Investors Service HoldCo & Asset Management Summary Balance Sheet Highlights1 Financial Strength Ratings ($ in millions, except per share amounts) 1Q'22 2Q'22 Cash and cash equivalents $1,245 $1,544 U.S. Treasury securities, at fair value 924 474 Investments 2,148 2,218 Net accrued performance fees receivable2 1,602 1,237 Net clawback payable3 (16) (19) Debt (2,815) (2,813) Preferred stock4 (554) (554) Net Balance Sheet Value $2,534 $2,087 Net Balance Sheet Value per share $4.22 $3.48 Net Balance Sheet Value / AUM 0.49% 0.41% Adjusted Net Income Shares Outstanding 600 601 A / A2 / A- Apollo Asset Management rated by Fitch, Moody's, S&P A+ / A+ / A1 / A Athene5 rated by Fitch, S&P, Moody's, AM Best Capital Strength 1. Amounts presented are for Apollo Global Management, Inc. and consolidated subsidiaries, consolidated VIEs, and SPACs. 2. Net accrued performance fees receivable excludes profit sharing expected to be settled in the form of equity-based awards. 3. Net clawback payable includes general partner obligations to return previously distributed performance fees offset by clawbacks from Contributing Partners and certain employees and former employees for the potential return of profit sharing distributions. 4. Preferred stock refers to the 6.375% Series A preferred stock and 6.375% Series B preferred stock of Apollo Asset Management, Inc. 5. For Athene, represents financial strength ratings of Athene's primary insurance subsidiaries. 21

Supplemental Details

($ in millions) Yield3 Hybrid Equity Total Beginning Balance $372,696 $53,740 $86,407 $512,843 Inflows 27,262 4,163 4,205 35,630 Outflows2 (11,045) (291) (3) (11,339) Net Flows 16,217 3,872 4,202 24,291 Realizations (1,000) (1,061) (4,754) (6,815) Market Activity (12,160) (431) (2,966) (15,557) Ending Balance $375,753 $56,120 $82,889 $514,762 Three Months Ended June 30, 2022 ($ in millions) Yield3 Hybrid Equity Total Beginning Balance $338,729 $47,041 $86,005 $471,775 Inflows 86,335 14,184 9,834 110,353 Outflows2 (28,800) (1,234) (355) (30,389) Net Flows 57,535 12,950 9,479 79,964 Realizations (2,860) (5,555) (15,895) (24,310) Market Activity (17,651) 1,684 3,300 (12,667) Ending Balance $375,753 $56,120 $82,889 $514,762 Twelve Months Ended June 30, 2022 ($ in millions) Yield3 Hybrid Equity Total Beginning Balance $311,318 $23,501 $40,900 $375,719 Inflows 21,900 2,649 1,402 25,951 Outflows2 (8,411) (457) (413) (9,281) Net Flows 13,489 2,192 989 16,670 Realizations (367) (309) (157) (833) Market Activity (10,378) (261) (123) (10,762) Ending Balance $314,062 $25,123 $41,609 $380,794 Three Months Ended June 30, 2022 ($ in millions) Yield3 Hybrid Equity Total Beginning Balance $291,680 $19,128 $42,752 $353,560 Inflows 66,675 9,710 4,163 80,548 Outflows2 (27,684) (2,601) (2,789) (33,074) Net Flows 38,991 7,109 1,374 47,474 Realizations (1,675) (1,203) (2,120) (4,998) Market Activity (14,934) 89 (397) (15,242) Ending Balance $314,062 $25,123 $41,609 $380,794 Twelve Months Ended June 30, 2022 Fee-Generating AUM Rollforward1 Total AUM Rollforward1 AUM Rollforward 1. Inflows at the individual strategy level represent subscriptions, commitments, and other increases in available capital, such as acquisitions or leverage, net of inter-strategy transfers. Outflows represent redemptions and other decreases in available capital. Realizations represent fund distributions of realized proceeds. Market activity represents gains (losses), the impact of foreign exchange rate fluctuations and other income. 2. Included in the 2Q'22 outflows for Total AUM and FGAUM are $0.8 billion and $0.5 billion of redemptions, respectively. Included in the LTM outflows for Total AUM and FGAUM are $2.8 billion and $2.2 billion of redemptions, respectively. 3. As of 2Q'22, Yield AUM includes $25.3 billion of CLOs, $7.0 billion of which Apollo earns fees based on gross assets and $18.3 billion of which relates to Redding Ridge, from which Apollo earns fees based on net asset value. 23

Retirement Services Flows & Invested Assets ($ in millions) Three Months Ended June 30, 2022 LTM 2Q'22 Flows by Channel Retail $3,748 $11,888 Flow reinsurance 1,038 4,025 Funding agreements1 1,755 12,003 Pension group annuities 5,508 16,972 Gross organic inflows2 12,049 44,888 Gross inorganic inflows3 — — Total gross inflows5 12,049 44,888 Gross outflows4,5 (4,925) (18,585) Net flows $7,124 $26,303 Flows attributable to Athene vs. ADIP Inflows attributable to Athene $8,889 $32,417 Inflows attributable to ADIP 3,160 12,471 Total gross inflows 12,049 44,888 Outflows attributable to Athene (4,062) (15,473) Outflows attributable to ADIP (863) (3,112) Total gross outflows $(4,925) $(18,585) 1. Funding agreements are comprised of funding agreements issued under Athene's FABN and FABR programs, funding agreements issued to the FHLB and long term repurchase agreements. 2. Gross organic inflows equal inflows from retail, flow reinsurance and institutional channels. Gross organic inflows include all inflows sourced by Athene, including all of the inflows reinsured to ADIP. 3. Gross inorganic inflows represents acquisitions and block reinsurance transactions. 4. Gross outflows include full and partial policyholder withdrawals on deferred annuities, death benefits, pension group annuity benefit payments, payments on payout annuities and funding agreement maturities. 5. See below table for supplementary presentation of gross inflows and outflows attributable to Athene and ADIP. Flows attributable to ADIP are the proportionate share of flows associated with the noncontrolling interest. 6. Net invested assets represent the investments that directly back Athene’s net reserve liabilities as well as surplus assets. Net invested assets are a component of Apollo’s total AUM reported under the Asset Management segment and should not be viewed as additive to total AUM disclosed previously. Refer to reconciliation of GAAP to Non-GAAP measures pages 31 to 35 for additional reconciliation to Athene’s presentation of non-GAAP measures. ($ in millions) As of and for the Three Months Ended June 30, 2022 Invested Assets Gross invested assets $229,545 Invested assets attributable to ADIP (40,240) Net invested assets6 189,305 Average net invested assets 186,788 Average net invested assets – Fixed Income 175,115 Average net invested assets – Alternatives 11,673 Retirement Services Flows Invested Assets 24

Share Reconciliation 1Q'22 2Q'22 Total GAAP Common Stock Outstanding 570,353,554 571,028,097 Non-GAAP Adjustments: Vested RSUs 15,624,235 15,393,631 Unvested RSUs Eligible for Dividend Equivalents 14,386,357 14,097,587 Adjusted Net Income Shares Outstanding 600,364,146 600,519,315 Sharecount Reconciliation 1. Shares issued for acquisition represents the issuance of common stock in connection with the acquisition of Griffin's U.S. wealth distribution business and Griffin's two retail interval funds during the first and second quarter of 2022, respectively. 2. Since January 1, 2022, the Company in its discretion has elected to repurchase 0.7 million shares of common stock for $42.8 million, to prevent dilution that would have resulted from the issuance of shares granted in connection with certain profit sharing arrangements. These repurchases are separate from the repurchase plan described in footnote 4 above and accordingly are not reflected in the above share repurchase activity table. 3. Average cost reflects total capital used for share repurchases to date divided by the number of shares purchased. 4. Pursuant to a share repurchase program that was publicly announced on January 3, 2022, the Company is authorized to repurchase (i) up to an aggregate of $1.5 billion of shares of its common stock in order to opportunistically reduce its share count and (ii) up to an aggregate of $1.0 billion of shares of its common stock in order to offset the dilutive impact of share issuances under its equity incentive plans. The share repurchase program may be used to repurchase outstanding shares of common stock as well as to reduce shares that otherwise would have been issued to participants under the Company’s equity incentive plans in order to satisfy associated tax obligations. Share Activity 1Q'22 2Q'22 Shares Issued to Employees 2,493,268 473,168 Shares Issued for Acquisition1 337,610 3,904,952 Shares Repurchased2 # of Shares 5,048,931 4,282,795 Average Cost3 $64.45 $52.95 Capital Utilized $325.4 million $226.8 million Share Repurchase Plan Authorization Remaining4 $2.17 billion $1.95 billion 25

Reconciliations and Disclosures

(in millions, except IRR) Vintage Year Total AUM Committed Capital Total Invested Capital Realized Value Remaining Cost Unrealized Value Total Value Gross IRR Net IRR Yield: Apollo Origination Partners1 N/A $ 2,366 $ 2,315 $ 1,615 $ 248 $ 1,440 $ 1,432 $ 1,680 NM2 NM2 Hybrid: Apollo Infrastructure Opportunity Fund II 2021 $ 2,597 $ 2,542 $ 599 $ 18 $ 589 $ 723 $ 741 NM2 NM2 Apollo Infrastructure Opportunity Fund 2018 602 897 802 1,007 221 259 1,266 25% 20 % FCI IV 2021 1,435 1,123 154 4 154 165 169 NM2 NM2 FCI III 2017 2,551 1,906 3,042 2,300 1,806 1,726 4,026 17 13 FCI II 2013 2,097 1,555 3,390 2,781 1,680 1,421 4,202 7 5 FCI I 2012 — 559 1,516 1,975 — — 1,975 12 8 HVF II 2022 4,491 4,592 974 3 970 899 902 NM2 NM2 HVF 2019 3,845 3,238 3,679 2,278 2,277 2,845 5,123 26 21 SCRF I, II, III, IV3 Various 2,335 3,963 8,316 8,304 1,026 1,081 9,385 13 10 Accord+4 2021 2,359 2,255 1,257 228 1,038 1,000 1,228 NM2 NM2 Accord V4 2022 1,900 1,922 673 161 717 491 652 NM2 NM2 Accord I, II, III, III B & IV4 Various 1,073 6,070 4,765 5,137 — — 5,137 22 17 Total Hybrid $ 25,285 $ 30,622 $ 29,167 $ 24,196 $ 10,478 $ 10,610 $ 34,806 Equity: Fund IX 2018 $ 32,084 $ 24,729 $ 16,628 $ 6,770 $ 12,791 $ 20,209 $ 26,979 45% 30 % Fund VIII 2013 12,247 18,377 16,251 19,616 6,325 8,673 28,289 15 11 Fund VII 2008 490 14,677 16,461 34,150 27 136 34,286 33 25 Fund VI 2006 367 10,136 12,457 21,135 405 2 21,137 12 9 Fund V 2001 62 3,742 5,192 12,721 120 2 12,723 61 44 Fund I, II, III, IV & MIA5 Various 9 7,320 8,753 17,400 — — 17,400 39 26 Traditional Private Equity Funds6 $ 45,259 $ 78,981 $ 75,742 $ 111,792 $ 19,668 $ 29,022 $ 140,814 39 24 (Continued) Investment Record as of June 30, 2022 Note: The funds included in the investment record table above have greater than $500 million of AUM and/or form part of a flagship series of funds. 27

1 Vintage Year is not yet applicable as these funds have not had their final closings. 2 Data has not been presented as the fund’s effective date is less than 24 months prior to the period indicated and such information was deemed not meaningful. 3 Remaining cost for certain of Apollo's hybrid funds may include physical cash called, invested or reserved for certain levered investments. 4 Accord funds have investment periods shorter than 24 months, therefore Gross and Net IRR are presented after 12 months of investing. 5 The general partners and managers of Funds I, II and MIA, as well as the general partner of Fund III, were excluded assets in connection with the reorganization of the Company that occurred in 2007. As a result, Apollo did not receive the economics associated with these entities. The investment performance of these funds, combined with Fund IV, is presented to illustrate fund performance associated with Apollo’s investment professionals. 6 Total IRR is calculated based on total cash flows for all funds presented. 7 Includes funds denominated in Euros with historical figures translated into U.S. dollars at an exchange rate of €1.00 to $1.05 as of June 30, 2022. 8 U.S. RE Fund I, U.S. RE Fund II, U.S. RE Fund III, Asia RE Fund I and Asia RE Fund II had $151 million, $792 million, $260 million, $348 million and $515 million of co-investment commitments as of June 30, 2022, respectively, which are included in the figures in the table. A co-invest entity within U.S. RE Fund I is denominated in pound sterling and translated into U.S. dollars at an exchange rate of £1.00 to $1.22 as of June 30, 2022. Investment Record as of June 30, 2022 - Continued 28 (in millions, except IRR) Vintage Year Total AUM Committed Capital Total Invested Capital Realized Value Remaining Cost Unrealized Value Total Value Gross IRR Net IRR Equity (continued): ANRP III 2020 $ 1,586 $ 1,400 $ 633 $ 79 $ 633 $ 876 $ 955 NM2 NM2 ANRP II 2016 1,866 3,454 2,924 2,822 1,303 1,268 4,090 16% 9 % ANRP I 2012 224 1,323 1,149 1,168 461 66 1,234 2 (2) Impact Mission Fund1 N/A 924 886 498 44 454 504 548 NM2 NM2 EPF IV1,7 N/A 1,605 1,608 171 — 171 171 171 NM2 NM2 EPF III7 2017 4,728 4,415 4,663 2,952 2,475 3,316 6,268 19 11 EPF II7 2012 917 3,375 3,227 4,500 493 234 4,734 13 8 EPF I7 2007 213 1,358 1,784 3,010 — — 3,010 23 17 U.S. RE Fund III8 2021 1,078 935 455 58 433 607 665 47 40 U.S. RE Fund II8 2016 1,297 1,264 1,067 661 747 1,066 1,727 16 13 U.S. RE Fund I8 2012 53 647 631 926 87 20 946 13 10 Asia RE Fund II8 2022 977 978 506 194 337 347 541 NM2 NM2 Asia RE Fund I8 2017 710 691 462 237 289 466 703 16 12 Total Equity $ 61,437 $ 101,315 $ 93,912 $ 128,443 $ 27,551 $ 37,963 $ 166,406

GAAP Balance Sheet (Unaudited) ($ in millions, except share amounts) 4Q'21 2Q'22 Assets Asset Management Cash and cash equivalents $917 $1,546 Restricted cash and cash equivalents 708 693 Investments 11,354 5,396 Assets of consolidated variable interest entities Cash and cash equivalents 463 148 Investments 14,737 3,093 Other assets 252 60 Due from related parties 490 408 Goodwill 117 264 Other assets 1,464 2,224 Retirement Services Cash and cash equivalents — 11,172 Restricted cash and cash equivalents — 753 Investments — 162,652 Investments in related parties — 23,753 Assets of consolidated variable interest entities Cash and cash equivalents — 198 Investments — 11,982 Other assets — 66 Reinsurance recoverable — 4,437 Deferred acquisition costs, deferred sales inducements and value of business acquired — 4,890 Goodwill — 4,153 Other assets — 9,962 Total Assets $30,502 $247,850 29

GAAP Balance Sheet (Unaudited) - cont'd ($ in millions, except share amounts) 4Q'21 2Q'22 Liabilities Asset Management Accounts payable, accrued expenses, and other liabilities $2,847 $2,937 Due to related parties 1,222 1,045 Debt 3,134 2,813 Liabilities of consolidated variable interest entities Debt, at fair value 7,943 1,766 Notes payable 2,611 50 Other liabilities 781 517 Retirement Services Interest sensitive contract liabilities — 164,571 Future policy benefits — 52,478 Debt — 3,279 Payables for collateral on derivatives and securities to repurchase — 6,013 Other liabilities — 3,883 Liabilities of consolidated variable interest entities Other liabilities — 337 Total Liabilities 18,538 239,689 Redeemable non-controlling interests Redeemable non-controlling interests 1,770 1,003 Equity Series A&B Preferred Stock 554 — Common Stock, $0.00001 par value, 90,000,000,000 shares authorized, 571,028,097 shares issued and outstanding as of June 30, 2022 — — Additional paid in capital 2,096 15,412 Retained earnings (accumulated deficit) 1,144 (1,943) Accumulated other comprehensive income (loss) (5) (9,790) Total Apollo Global Management Inc. Stockholders' Equity 3,789 3,679 Non-Controlling interests 6,405 3,479 Total Equity 10,194 7,158 Total Liabilities, Redeemable non-controlling interests and Equity $30,502 $247,850 30

Reconciliation of GAAP to Non-GAAP Financial Measures ($ in millions) 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 YTD'21 YTD'22 GAAP Net income (loss) attributable to Apollo Global Management, Inc. Common Stockholders $649 $249 $234 $(870) $(2,051) $1,319 $(2,921) Preferred dividends 9 9 10 — — 18 — Net income (loss) attributable to Non-Controlling Interests 847 373 369 (660) (951) 1,687 (1,611) GAAP Net income (loss) $1,505 $631 $613 $(1,530) $(3,002) $3,024 $(4,532) Income tax provision (benefit) 194 101 96 (608) (487) 397 (1,095) GAAP Income (loss) before Income tax provision (benefit) $1,699 $732 $709 $(2,138) $(3,489) $3,421 $(5,627) Asset Management Adjustments: Equity-based profit sharing expense and other1 27 32 52 97 67 62 164 Equity-based compensation 19 20 25 56 37 35 93 Preferred dividends (9) (9) (10) — — (18) — Transaction related charges2 19 (1) 8 (1) — 28 (1) Merger-related transaction and integration costs3 13 15 28 18 18 24 36 (Gains) losses from changes in tax receivable agreement liability — — (8) 14 — (2) 14 Net (income) loss attributable to Non-Controlling Interests in consolidated entities (116) (113) (118) 651 903 (187) 1,554 Unrealized performance fees (280) 159 (54) (445) 488 (1,570) 43 Unrealized profit sharing expense 98 (41) 3 191 (188) 687 3 One-time equity-based compensation charges4 — — 949 — — — — HoldCo interest and other financing costs 43 42 42 39 35 86 74 Unrealized principal investment (income) loss (9) 219 (68) 82 (72) (373) 10 Unrealized net (gains) losses from investment activities and other (913) (152) (1,040) (18) (105) (1,239) (123) Retirement Services Adjustments: Investment (gains) losses, net of offsets — — — 2,494 2,682 — 5,176 Change in fair values of derivatives and embedded derivatives – FIAs, net of offsets — — — 81 381 — 462 Integration, restructuring and other non-operating expenses — — — 34 33 — 67 Equity-based compensation expense — — — 12 13 — 25 Adjusted Segment Income $591 $903 $518 $1,167 $803 $954 $1,970 HoldCo interest and other financing costs (43) (42) (42) (39) (35) (86) (74) Taxes and related payables (46) (108) 7 (213) (202) (72) (415) Adjusted Net Income $502 $753 $483 $915 $566 $796 $1,481 Normalization of alternative investment income to 11%, net of offsets — — — (143) 128 — (15) Other notable items — — — (39) (35) — (58) Tax impact of normalization and other notable items — — — 38 (20) — 15 Adjusted Net Income - Normalized $502 $753 $483 $771 $639 $796 $1,423 1. Equity-based profit sharing expense and other includes certain profit sharing arrangements in which a portion of performance fees distributed to the general partner are allocated by issuance of equity-based awards, rather than cash, to employees of Apollo. Equity-based profit sharing expense and other also includes non-cash expenses related to equity awards in unconsolidated related parties granted to employees of Apollo. 2. Transaction related charges include contingent consideration, equity-based compensation charges and the amortization of intangible assets and certain other charges associated with acquisitions, and restructuring charges. 3. Merger-related transaction and integration costs includes advisory services, technology integration, equity-based compensation charges and other costs associated with the Company’s merger with Athene. 4. Includes one-time equity-based compensation expense and associated taxes related to the Company’s compensation structure reset. 31

Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd Year ended December 31, ($ in millions) 2014 2015 2016 2017 2018 2019 2020 2021 GAAP Net income (loss) attributable to Apollo Global Management, Inc. Common Stockholders $168 $134 $403 $616 $(42) $807 $120 $1,802 Preferred dividends — — — 14 32 37 37 37 Net income (loss) attributable to Non-Controlling Interests 562 216 567 814 29 693 310 2,429 GAAP Net income (loss) $730 $350 $970 $1,444 $19 $1,537 $467 $4,268 Income tax provision (benefit) 147 27 91 326 86 (129) 87 594 GAAP Income (loss) before Income tax provision (benefit) $877 $377 $1,061 $1,770 $105 $1,408 $554 $4,862 Equity-based profit sharing expense and other1 — 1 3 7 91 96 129 146 Equity-based compensation 105 62 63 65 68 71 68 80 Preferred dividends — — — (14) (32) (37) (37) (37) Transaction related charges 2 34 39 55 17 (6) 49 39 35 Merger-related transaction and integration costs3 — — — — — — — 67 Charges associated with corporate conversion — — — — — 22 4 — (Gains) losses from changes in tax receivable agreement liability (32) — (3) (200) (35) 50 (12) (10) Net (income) loss attributable to Non-Controlling Interests in consolidated entities (157) (21) (6) (9) (32) (31) (118) (418) Unrealized performance fees 1,348 358 (511) (689) 783 (435) (35) (1,465) Unrealized profit sharing expense (517) (137) 180 226 (275) 208 33 649 One-time equity-based compensation charges4 — — — — — — — 949 HoldCo interest and other financing costs 19 27 39 59 69 98 154 170 Unrealized principal investment (income) loss 22 13 (65) (95) 62 (88) (62) (222) Unrealized net (gains) losses from investment activities and other (260) (79) (139) (95) 193 (135) 420 (2,431) Adjusted Segment Income $1,439 $640 $677 $1,042 $991 $1,276 $1,137 $2,375 HoldCo interest and other financing costs (19) (27) (39) (59) (69) (98) (154) (170) Taxes and related payables (74) (10) (10) (26) (44) (62) (90) (173) Adjusted Net Income $1,346 $603 $628 $957 $878 $1,116 $893 $2,032 1. Equity-based profit sharing expense and other includes certain profit sharing arrangements in which a portion of performance fees distributed to the general partner are allocated by issuance of equity-based awards, rather than cash, to employees of Apollo. Equity-based profit sharing expense and other also includes non-cash expenses related to equity awards in unconsolidated related parties granted to employees of Apollo. 2. Transaction related charges include contingent consideration, equity-based compensation charges and the amortization of intangible assets and certain other charges associated with acquisitions, and restructuring charges. 3. Merger-related transaction and integration costs includes advisory services, technology integration, equity-based compensation charges and other costs associated with the Company’s merger with Athene. 4. Includes one-time equity-based compensation expense and associated taxes related to the Company’s compensation structure reset. 32

Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd ($ in millions) 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 YTD'21 YTD'22 Total Consolidated Revenues (GAAP) $ 1,383 $ 1,078 $ 1,195 $ 875 $ 2,272 $ 3,678 $ 3,147 Retirement services GAAP revenue — — — 234 (1,980) — (1,746) Equity awards granted by unconsolidated related parties, reimbursable expenses and other (29) (26) (53) (40) (39) (58) (79) Adjustments related to consolidated funds and VIEs 33 33 38 76 (5) 75 71 Performance fees (749) (450) (459) (571) 336 (2,146) (235) Principal investment income (79) (77) (123) (172) (129) (472) (301) Retirement services management fees — — — 182 181 — 363 Total Asset Management Fee Related Revenue $ 559 $ 558 $ 598 $ 584 $ 636 $ 1,077 $ 1,220 Share Reconciliation 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 Total GAAP Common Stock Outstanding 231,366,321 245,393,192 248,896,649 570,353,554 571,028,097 Non-GAAP Adjustments: Participating Apollo Operating Group Units 201,208,132 187,406,688 184,787,638 — — Vested RSUs 359,592 253,953 17,700,688 15,624,235 15,393,631 Unvested RSUs Eligible for Dividend Equivalents 7,858,538 7,311,733 9,809,245 14,386,357 14,097,587 ANI Shares Outstanding 440,792,583 440,365,566 461,194,220 600,364,146 600,519,315 33

Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd Year ended December 31, ($ in millions) 2014 2015 2016 2017 2018 2019 2020 2021 Net income available to Athene Holding Ltd. common shareholders $ 471 $ 579 $ 773 $ 1,358 $ 1,053 $ 2,136 $ 1,446 $ 3,718 Preferred stock dividends — — — — — 36 95 141 Net income (loss) attributable to noncontrolling interest 15 16 — — — 13 380 (59) Net income $ 486 $ 595 $ 773 $ 1,358 $ 1,053 $ 2,185 $ 1,921 $ 3,800 Income tax expense (benefit) 53 — (61) 106 122 117 285 386 Income before income tax $ 539 $ 595 $ 712 $ 1,464 $ 1,175 $ 2,302 $ 2,206 $ 4,186 Realized gains on sale of Available For Sale securities 199 83 77 137 13 125 27 545 Unrealized, allowances and other investment gains 2 (30) (56) (7) (18) (4) 73 1,053 Change in fair value of reinsurance assets (1) (75) 68 152 (402) 1,411 792 (629) Offsets to investment gains (losses) (48) (34) (42) (83) 133 (538) (159) 55 Investment gains (losses), net of offsets 152 (56) 47 199 (274) 994 733 1,024 Change in fair values of derivatives and embedded derivatives – Fixed Index Annuities, net of offsets (28) (30) 67 230 242 (65) (235) 692 Integration, restructuring and other non-operating expenses (279) (58) (22) (68) (22) (70) (10) (124) Stock compensation expense (148) (67) (84) (45) (26) (27) (25) (38) Preferred stock dividends — — — — — 36 95 141 Noncontrolling interests - pre-tax income (loss) 15 16 — — — 13 393 (18) Less: Total adjustments to income (loss) before income taxes (288) (195) 8 316 (80) 881 951 1,677 Spread related earnings $ 827 $ 790 $ 704 $ 1,148 $ 1,255 $ 1,421 $ 1,255 $ 2,509 Normalization of alternative investment income to 11% 52 127 99 59 91 37 152 (609) Other notable items — (24) 158 (146) 34 5 (40) (52) Normalized spread related earnings $ 879 $ 893 $ 961 $ 1,061 $ 1,380 $ 1,463 $ 1,367 $ 1,848 34

Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd ($ in millions) 2Q'22 Investment funds, including related parties and VIEs $ 11,165 Equity securities 544 CLO and ABS equities included in trading securities 288 Investment funds within funds withheld at interest 1,294 Royalties and other assets included in other investments 46 Net assets of the VIE, excluding investment funds 203 Unrealized (gains) losses and other adjustments 60 ACRA noncontrolling interest (1,759) Total adjustments to arrive at net alternative investments 676 Net alternative investments $ 11,841 35 ($ in millions) 2Q'22 Total investments, including related parties $ 186,405 Derivative assets (2,932) Cash and cash equivalents (including restricted cash) 11,925 Accrued investment income 1,086 Payables for collateral on derivatives (1,904) Reinsurance funds withheld and modified coinsurance 5,449 VIE and VOE assets, liabilities and noncontrolling interest 11,663 Unrealized (gains) losses 17,371 Ceded policy loans (182) Net investment receivables (payables) 26 Allowance for credit losses 638 Total adjustments to arrive at gross invested assets 43,140 Gross invested assets $ 229,545 ACRA noncontrolling interest (40,240) Net Invested Assets $ 189,305

Apollo discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“Non-GAAP”): • “Adjusted Segment Income”, or “ASI”, is the key performance measure used by management in evaluating the performance of the asset management, retirement services, and principal investing segments. Management uses Adjusted Segment Income to make key operating decisions such as the following: ▪ decisions related to the allocation of resources such as staffing decisions including hiring and locations for deployment of the new hires; ▪ decisions related to capital deployment such as providing capital to facilitate growth for the business and/or to facilitate expansion into new businesses; ▪ decisions related to expenses, such as determining annual discretionary bonuses and equity-based compensation awards to its employees. With respect to compensation, management seeks to align the interests of certain professionals and selected other individuals with those of the investors in the funds and those of Apollo’s stockholders by providing such individuals a profit sharing interest in the performance fees earned in relation to the funds. To achieve that objective, a certain amount of compensation is based on Apollo’s performance and growth for the year; and ▪ decisions related to the amount of earnings available for dividends to Common Stockholders and holders of RSUs that participate in dividends. Adjusted Segment Income is the sum of (i) Fee Related Earnings, (ii) Spread Related Earnings, and (iii) Principal Investing Income. Adjusted Segment Income excludes the effects of the consolidation of any of the related funds and SPACs, HoldCo interest and other financing costs not attributable to any specific segment, Taxes and Related Payables, transaction-related charges and any acquisitions. Transaction-related charges includes equity-based compensation charges, the amortization of intangible assets, contingent consideration, and certain other charges associated with acquisitions, and restructuring charges. In addition, Adjusted Segment Income excludes non-cash revenue and expense related to equity awards granted by unconsolidated related parties to employees of the Company, compensation and administrative related expense reimbursements, as well as the assets, liabilities and operating results of the funds and VIEs that are included in the consolidated financial statements. • “Adjusted Net Income” or “ANI” represents Adjusted Segment Income less HoldCo interest and other financing costs and estimated income taxes. Income taxes on FRE and PII represents the total current corporate, local, and non-U.S. taxes as well as the current payable under Apollo’s tax receivable agreement. Income taxes on FRE and PII excludes the impacts of deferred taxes and the remeasurement of the tax receivable agreement, which arise from changes in estimated future tax rates. For purposes of calculating the Adjusted Net Income tax rate, Adjusted Segment Income is reduced by HoldCo interest and financing costs. Certain assumptions and methodologies that impact the implied FRE and PII income tax provision are similar to those used under U.S. GAAP. Specifically, certain deductions considered in the income tax provision under U.S. GAAP relating to transaction related charges, equity-based compensation, and tax deductible interest expense are taken into account for the implied tax provision. Income Taxes on SRE represent the total current and deferred tax expense or benefit on income before taxes adjusted to eliminate the impact of the tax expense or benefit associated with the non-operating adjustments. Management believes the methodologies used to compute income taxes on FRE, SRE, and PII are meaningful to each segment and increases comparability of income taxes between periods. • “Fee Related Earnings”, or “FRE”, is a component of Adjusted Segment Income that is used to assess the performance of the Asset Management segment. FRE is the sum of (i) management fees, (ii) advisory and transaction fees, (iii) fee-related performance fees from indefinite term vehicles, that are measured and received on a recurring basis and not dependent on realization events of the underlying investments and (iv) other income, net, less (a) fee-related compensation, excluding equity-based compensation, (b) non-compensation expenses incurred in the normal course of business, (c) placement fees and (d) non-controlling interests in the management companies of certain funds the Company manages. • “Spread Related Earnings”, or “SRE” is a component of Adjusted Segment Income that is used to assess the performance of the Retirement Services segment, excluding certain market volatility and certain expenses related to integration, restructuring, equity-based compensation, and other expenses. For the Retirement Services segment, SRE equals the sum of (i) the net investment earnings on Athene’s net invested assets and (ii) management fees earned on the ADIP share of ACRA assets, less (x) cost of funds, (y) operating expenses excluding equity-based compensation and (z) financing costs including interest expense and preferred dividends, if any, paid to Athene preferred stockholders. • “Principal Investing Income”, or “PII” is a component of Adjusted Segment Income that is used to assess the performance of the Principal Investing segment. For the Principal Investing segment, PII is the sum of (i) realized performance fees, excluding realizations received in the form of shares, (ii) realized investment income, less (x) realized principal investing compensation expense, excluding expense related to equity-based compensation, and (y) certain corporate compensation and non-compensation expenses. Non-GAAP Financial Information & Definitions 36

“Assets Under Management”, or “AUM”, refers to the assets of the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, including, without limitation, capital that such funds, partnerships and accounts have the right to call from investors pursuant to capital commitments. AUM equals the sum of: 1. the net asset value (“NAV”), plus used or available leverage and/or capital commitments, or gross assets plus capital commitments, of the yield and certain hybrid funds, partnerships and accounts for which we provide investment management or advisory services, other than certain collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and certain perpetual capital vehicles, which have a fee-generating basis other than the mark-to- market value of the underlying assets; for certain perpetual capital vehicles in yield, gross asset value plus available financing capacity; 2. the fair value of the investments of equity and certain hybrid funds, partnerships and accounts Apollo manages or advise, plus the capital that such funds, partnerships and accounts are entitled to call from investors pursuant to capital commitments, plus portfolio level financings; 3. the gross asset value associated with the reinsurance investments of the portfolio company assets Apollo manages or advises; and 4. the fair value of any other assets that Apollo manages or advises for the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, plus unused credit facilities, including capital commitments to such funds, partnerships and accounts for investments that may require pre-qualification or other conditions before investment plus any other capital commitments to such funds, partnerships and accounts available for investment that are not otherwise included in the clauses above. Apollo’s AUM measure includes Assets Under Management for which Apollo charges either nominal or zero fees. Apollo’s AUM measure also includes assets for which Apollo does not have investment discretion, including certain assets for which Apollo earns only investment-related service fees, rather than management or advisory fees. Apollo’s definition of AUM is not based on any definition of Assets Under Management contained in its governing documents or in any of Apollo Fund management agreements. Apollo considers multiple factors for determining what should be included in its definition of AUM. Such factors include but are not limited to (1) Apollo’s ability to influence the investment decisions for existing and available assets; (2) Apollo’s ability to generate income from the underlying assets in its funds; and (3) the AUM measures that Apollo uses internally or believe are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, Apollo’s calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers. Apollo’s calculation also differs from the manner in which its affiliates registered with the SEC report “Regulatory Assets Under Management” on Form ADV and Form PF in various ways. Apollo uses AUM, Gross capital deployed and Dry powder as performance measurements of its investment activities, as well as to monitor fund size in relation to professional resource and infrastructure needs. • “Fee-Generating AUM” or “FGAUM” consists of assets of the funds, partnerships and accounts to which we provide investment management, advisory, or certain other investment-related services and on which we earn management fees, monitoring fees or other investment-related fees pursuant to management or other fee agreements on a basis that varies among the Apollo funds, partnerships and accounts. Management fees are normally based on “net asset value,” “gross assets,” “adjusted par asset value,” “adjusted cost of all unrealized portfolio investments,” “capital commitments,” “adjusted assets,” “stockholders’ equity,” “invested capital” or “capital contributions,” each as defined in the applicable management agreement. Monitoring fees, also referred to as advisory fees, with respect to the structured portfolio company investments of the funds, partnerships and accounts we manage or advise, are generally based on the total value of such structured portfolio company investments, which normally includes leverage, less any portion of such total value that is already considered in Fee-Generating AUM. • “Performance Fee-Eligible AUM” or “PFEAUM” refers to the AUM that may eventually produce performance fees. All funds for which we are entitled to receive a performance fee allocation or incentive fee are included in Performance Fee-Eligible AUM, which consists of the following: • “Performance Fee-Generating AUM”, which refers to invested capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services, that is currently above its hurdle rate or preferred return, and profit of such funds, partnerships and accounts is being allocated to, or earned by, the general partner in accordance with the applicable limited partnership agreements or other governing agreements; • “AUM Not Currently Generating Performance Fees”, which refers to invested capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services that is currently below its hurdle rate or preferred return; and • “Uninvested Performance Fee-Eligible AUM”, which refers to capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services that is available for investment or reinvestment subject to the provisions of applicable limited partnership agreements or other governing agreements, which capital is not currently part of the NAV or fair value of investments that may eventually produce performance fees allocable to, or earned by, the general partner. Non-GAAP Financial Information & Definitions - cont'd 37

• “ACRA” refers to Athene Co-Invest Reinsurance Affiliate Holding Ltd, together with its subsidiaries. • “ADIP” refers to Apollo/Athene Dedicated Investment Program, a fund managed by Apollo including third-party capital that invests alongside Athene in certain investments. • "Adjusted Net Income Shares Outstanding" or "ANI Shares Outstanding" consists of total shares of Common Stock outstanding, Apollo Operating Group Units that participate in dividends and RSUs that participate in dividends. • “Appreciation (depreciation)” of flagship private equity and hybrid value funds refers to gain (loss) and income for the periods presented on a total return basis before giving effect to fees and expenses. The performance percentage is determined by dividing (a) the change in the fair value of investments over the period presented, minus the change in invested capital over the period presented, plus the realized value for the period presented, by (b) the beginning unrealized value for the period presented plus the change in invested capital for the period presented. Returns over multiple periods are calculated by geometrically linking each period’s return over time. • “Athene” refers to Athene Holding Ltd. (together with its subsidiaries, “Athene”), a subsidiary of the Company and a leading retirement services company that issues, reinsures and acquires retirement savings products designed for the increasing number of individuals and institutions seeking to fund retirement needs, and to which Apollo, through its consolidated subsidiary Apollo Insurance Solutions Group LP (formerly known as Athene Asset Management LLC) (“ISG”), provides asset management and advisory services. • “Athora” refers to a strategic platform that acquires or reinsures blocks of insurance business in the German and broader European life insurance market (collectively, the “Athora Accounts”). • “Cost of Funds” includes liability costs related to cost of crediting on both deferred annuities and institutional products as well as other liability costs, but does not include the proportionate share of the ACRA cost of funds associated with the noncontrolling interest. While we believe cost of funds is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under GAAP. • “Debt Origination” represents (i) capital that has been invested in new debt or debt like investments by Apollo's Yield and Hybrid strategies (whether purchased by Apollo funds and accounts, or syndicated to third parties) where Apollo or one of Apollo's platforms has sourced, negotiated, or significantly affected the commercial terms of the investment; (ii) new capital pools formed by debt issuances, including CLOs and (iii) net purchases of certain assets by the funds and accounts we manage that we consider to be private, illiquid, and hard to access assets and which the funds otherwise may not be able to meaningfully access. Debt origination generally excludes any issuance of debt or debt like investments by the portfolio companies of the funds we manage. • “Dry Powder” represents the amount of capital available for investment or reinvestment subject to the provisions of the applicable limited partnership agreements or other governing agreements of the funds, partnerships and accounts we manage. Dry powder excludes uncalled commitments which can only be called for fund fees and expenses and commitments from Perpetual Capital vehicles. • “FRE Margin” is calculated as Fee Related Earnings divided by fee-related revenues (which includes management fees, transaction and advisory fees and fee-related performance fees). • “Gross Capital Deployment” represents the gross capital that has been invested in investments by the funds and accounts we manage during the relevant period, but excludes certain investment activities primarily related to hedging and cash management functions at the firm. Gross Capital Deployment is not reduced or netted down by sales or refinancings, and takes into account leverage used by the funds and accounts we manage in gaining exposure to the various investments that they have made. • "Gross IRR" of accord series, financial credit investment, structured credit recovery and the European principal finance funds represents the annualized return of a fund based on the actual timing of all cumulative fund cash flows before management fees, performance fees allocated to the general partner and certain other expenses. Calculations may include certain investors that do not pay fees. The terminal value is the net asset value as of the reporting date. Non-U.S. dollar denominated (“USD”) fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. • "Gross IRR" of a traditional private equity or hybrid value fund represents the cumulative investment-related cash flows (i) for a given investment for the fund or funds which made such investment, and (ii) for a given fund, in the relevant fund itself (and not any one investor in the fund), in each case, on the basis of the actual timing of investment inflows and outflows (for unrealized investments assuming disposition on June 30, 2022 or other date specified) aggregated on a gross basis quarterly, and the return is annualized and compounded before management fees, performance fees and certain other expenses (including interest incurred by the fund itself) and measures the returns on the fund’s investments as a whole without regard to whether all of the returns would, if distributed, be payable to the fund’s investors. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. 38 Non-GAAP Financial Information & Definitions - cont'd

• "Gross IRR" of real estate equity, hybrid real estate or infrastructure funds represents the cumulative investment-related cash flows in the fund itself (and not any one investor in the fund), on the basis of the actual timing of cash inflows and outflows (for unrealized investments assuming disposition on June 30, 2022 or other date specified) starting on the date that each investment closes, and the return is annualized and compounded before management fees, performance fees, and certain other expenses (including interest incurred by the fund itself) and measures the returns on the fund’s investments as a whole without regard to whether all of the returns would, if distributed, be payable to the fund’s investors. Non-USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. • “Gross Return” of a yield fund, European Principal Finance, Credit Strategies and Accord is the monthly or quarterly time-weighted return that is equal to the percentage change in the value of a fund’s portfolio, adjusted for all contributions and withdrawals (cash flows) before the effects of management fees, incentive fees allocated to the general partner, or other fees and expenses. Returns for these categories are calculated for all funds and accounts in the respective strategies excluding assets for Athene, Athora and certain other entities where Apollo manages or may manage a significant portion of the total company assets. Returns of CLOs represent the gross returns on assets. Returns over multiple periods are calculated by geometrically linking each period’s return over time. • “Inflows” within the Asset Management segment represents (i) at the individual strategy level, subscriptions, commitments, and other increases in available capital, such as acquisitions or leverage, net of inter-strategy transfers, and (ii) on an aggregate basis, the sum of inflows across the yield, hybrid and equity strategies. • “Net Invested Assets” represents the investments that directly back Athene's net reserve liabilities as well as surplus assets. Net invested assets is used in the computation of net investment earned rate, which is used to analyze the profitability of Athene’s investment portfolio. Net invested assets includes (a) total investments on the consolidated balance sheets with AFS securities at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE assets, liabilities and noncontrolling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an allowance for credit losses. Net invested assets also excludes assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). Athene includes the underlying investments supporting its assumed funds withheld and modco agreements in its net invested assets calculation in order to match the assets with the income received. Athene believes the adjustments for reinsurance provide a view of the assets for which it has economic exposure. Net invested assets includes Athene’s proportionate share of ACRA investments, based on Athene’s economic ownership, but does not include the proportionate share of investments associated with the noncontrolling interest. Net invested assets are averaged over the number of quarters in the relevant period to compute a net investment earned rate for such period. While Athene believes net invested assets is a meaningful financial metric and enhances the understanding of the underlying drivers of its investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under GAAP. • “Net Investment Earned Rate” is computed as the income from Athene's net invested assets divided by the average net invested assets, for the relevant period. • “Net Investment Spread” measures Athene's investment performance plus our strategic capital management fees from ACRA, less our total cost of funds. Net investment earned rate is a key measure of Athene's investment performance while cost of funds is a key measure of the cost of its policyholder benefits and liabilities. • "Net IRR" of accord series, financial credit investment, structured credit recovery and the European principal finance funds represents the annualized return of a fund after management fees, performance fees allocated to the general partner and certain other expenses, calculated on investors that pay such fees. The terminal value is the net asset value as of the reporting date. Non-USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. • "Net IRR" of a traditional private equity or the hybrid value funds represents the gross IRR applicable to the funds, including returns for related parties which may not pay fees or performance fees, net of management fees, certain expenses (including interest incurred or earned by the fund itself) and realized performance fees all offset to the extent of interest income, and measures returns at the fund level on amounts that, if distributed, would be paid to investors of the fund. The timing of cash flows applicable to investments, management fees and certain expenses, may be adjusted for the usage of a fund’s subscription facility. To the extent that a fund exceeds all requirements detailed within the applicable fund agreement, the estimated unrealized value is adjusted such that a percentage of up to 20.0% of the unrealized gain is allocated to the general partner of such fund, thereby reducing the balance attributable to fund investors. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. • "Net IRR" of real estate equity, hybrid real estate and infrastructure funds represents the fund (and not any one investor in the fund), on the basis of the actual timing of cash inflows received from and outflows paid to investors of the fund (assuming the ending net asset value as of June 30, 2022 or other date specified is paid to investors), excluding certain non-fee and non-performance fee bearing parties, and the return is annualized and compounded after management fees, performance fees, and certain other expenses (including interest incurred by the fund itself) and measures the returns to investors of the fund as a whole. Non-USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. 39 Non-GAAP Financial Information & Definitions - cont'd

• "Net Return" of a total return yield fund or the hybrid credit hedge fund represents the gross return after management fees, performance fees allocated to the general partner, or other fees and expenses. Returns over multiple periods are calculated by geometrically linking each period’s return over time. Net return and net ROE do not represent the return to any fund investor. • “Other operating expenses” within the Principal Investing segment represents expenses incurred in the normal course of business and includes allocations of non-compensation expenses related to managing the business. • “Other operating expenses” within the Retirement Services segment represents expenses incurred in the normal course of business inclusive of compensation and non-compensation expenses. • “Principal investing compensation” within the Principal Investing segment represents realized performance compensation, distributions related to investment income and dividends, and includes allocations of certain compensation expenses related to managing the business. • “Perpetual Capital” refers to assets under management of indefinite duration, that may only be withdrawn under certain conditions or subject to certain limitations, including but not limited to satisfying required hold periods or percentage limits on the amounts that may be redeemed over a particular period. The investment management, advisory or other service agreements with our Perpetual Capital vehicles may be terminated under certain circumstances. • “Realized Value” refers to all cash investment proceeds received by the relevant Apollo fund, including interest and dividends, but does not give effect to management fees, expenses, incentive compensation or performance fees to be paid by such Apollo fund. • “Redding Ridge” refers to Redding Ridge Asset Management, LLC and its subsidiaries, which is a standalone, self-managed asset management business established in connection with risk retention rules that manages CLOs and retains the required risk retention interests. • “Remaining Cost” represents the initial investment of the fund in a portfolio investment, reduced for any return of capital distributed to date on such portfolio investment. • “Total Invested Capital” refers to the aggregate cash invested by the relevant Apollo fund and includes capitalized costs relating to investment activities, if any, but does not give effect to cash pending investment or available for reserves and excludes amounts, if any, invested on a financed basis with leverage facilities. • “Total Value” represents the sum of the total Realized Value and Unrealized Value of investments. • “Unrealized Value” refers to the fair value consistent with valuations determined in accordance with GAAP, for investments not yet realized and may include payments in kind, accrued interest and dividends receivable, if any, and before the effect of certain taxes.  In addition, amounts include committed and funded amounts for certain investments. • “Vintage Year” refers to the year in which a fund’s final capital raise occurred, or, for certain funds, the year of a fund’s effective date or the year in which a fund’s investment period commences pursuant to its governing agreements. 40 Non-GAAP Financial Information & Definitions - cont'd

Forward-Looking Statements In this presentation, references to “Apollo,” “we,” “us,” “our” and the “Company” refer collectively to Apollo Global Management, Inc. and its subsidiaries, or as the context may otherwise require. This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and other non-historical statements. These forward- looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this presentation, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to the impact of COVID-19, the impact of energy market dislocation, market conditions and interest rate fluctuations generally, our ability to manage our growth, our ability to operate in highly competitive environments, the performance of the funds we manage, our ability to raise new funds, the variability of our revenues, earnings and cash flow, our dependence on certain key personnel, the accuracy of management’s assumptions and estimates, our use of leverage to finance our businesses and investments by the funds we manage, Athene’s ability to maintain or improve financial strength ratings, the impact of Athene’s reinsurers failing to meet their assumed obligations, Athene’s ability to manage its business in a highly regulated industry, changes in our regulatory environment and tax status, litigation risks and our ability to recognize the benefits expected to be derived from the merger of Apollo with Athene, among others. Apollo believes these factors include but are not limited to those described under the section entitled “Risk Factors” in our quarterly report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2022, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in other filings with the SEC. Apollo undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This presentation does not constitute an offer of any Apollo fund. 41